The American Funds Group (r)

THE TAX-EXEMPT
BOND FUND OF AMERICA

[illustration of the letter Q and the letter A]

2000 Annual Report
for the year ended August 31

Frequently Asked Questions About Tax-Exempt Investing






THE TAX-EXEMPT BOND FUND OF AMERICA(R)
seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.

The Tax-Exempt Bond Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

[begin table]
INVESTMENT HIGHLIGHTS
through August 31, 2000

12-month total return                                               +5.27%
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August                               +5.05%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                                +8.36%
(for August, assuming a 39.6% federal tax rate)

SEC 30-day yield as of August 31                                    +4.62%
(reflecting maximum sales charge)

For current yield information, please call toll-free: 800/421-0180.
[end table]




WHY TAX-FREE INVESTING CAN BE WORTHWHILE
[begin table]

                                                                 The fund's 5.05%
                                                                 tax-free
                                                                 distribution rate
                                                                 in August(2) is
                                                                 equivalent to a
                                                Current          taxable
      Your Taxable Income                       Federal          distribution
Single                  Joint                   Tax Rate(1)      rate of:
$0 - 26,250             $0 - 43,850             15.0%            5.94%
26,251 - 63,550         43,851 - 105,950        28.0             7.01
63,551 - 132,600        105,951 - 161,450       31.0             7.32
132,601 - 288,350       161,451 - 288,350       36.0             7.89
Over 288,350            Over 288,350            39.6             8.36


(1) The federal rates are marginal rates. They do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

(2) The fund's distribution rate in the Investment Highlights table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results, which will be affected by, among other things, interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions and fund expenses.
[end table]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the total returns and average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000 (the most recent calendar quarter), assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods - 10 years: +90.92% or +6.68% a year; 5 years:
+25.66%, or +4.67% a year; 12 months: +1.07%. Sales charges are lower for accounts of $100,000 or more. Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period. The fund's 30-day yield as of September 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.67%. The fund's distribution rate as of that date was 5.02%. (The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.)

There are two ways to invest in The Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes. Certain other income, as well as capital gain distributions, are taxable.





FELLOW SHAREHOLDERS:

In fiscal 2000, a difficult year in the fixed-income markets, The Tax-Exempt Bond Fund of America continued to produce solid tax-free income. For the 12 months ended August 31, the fund's monthly dividends totaled 60 cents a share, all exempt from federal income taxes including the alternative minimum tax.

- If you took those dividends in cash, they represented a tax-free income return of 5.1%.

- If you reinvested your dividends as well as a four cents a share capital gain distribution paid in December, your tax-free income return was 5.2%. To match this return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 8.6% from a taxable investment.

Reflecting changes in the prices of securities held by the fund, its share value fluctuated in fiscal 2000 before finishing the year about where it began. Total return for the year was 5.3% including reinvestment.

For the same 12 months, the average total return of 265 general municipal debt funds tracked by Lipper Inc. was 5.1%. The unmanaged Lehman Brothers Municipal Bond Index, which measures a broad array of tax-exempt bonds but does not reflect expenses, rose 6.8%.


THE YEAR IN REVIEW

Our 2000 fiscal year was marked by two distinct periods. Early in the year, especially from October through December, bond prices fell and interest rates rose. During that time, there was growing concern that inflation could accelerate and that the Federal Reserve might keep raising interest rates. Additionally, there were widespread fears, which later proved unfounded, that Y2K computer glitches might lead to havoc in the financial markets.

The picture began changing in January. Following the Treasury's disclosure of a buy-back program, long-term Treasury bonds strengthened. In May, the Fed boosted short-term interest rates for a sixth time. Those six increases totaled 175 basis points (1.75 percentage points) over a span of 12 months. The May rate hike of 0.5%, which was larger than the previous five increases, generated optimism that rates would not be raised further. As investor confidence in the Fed's anti-inflationary strategy grew, fixed-income markets in general - including the tax-exempt market- improved. The upturn was especially pronounced in June, July and August.


A PRUDENT, VALUE-ORIENTED APPROACH

As it often has in the past, The Tax-Exempt Bond Fund of America held its ground better than most of its peers during the weak period. Subsequently, it participated in the recovery but gave back part of the cushion it had built up relative to its competition. This pattern reflects a prudent, value-oriented investment approach that over the years has served the fund and its shareholders well. Its lifetime total return of 403.2%, which works out to an average compound return of 8.0% a year, has outpaced the average general municipal debt fund's return of 366.9% (7.6% a year), according to Lipper.

In fiscal 2000 we took advantage of higher interest rates and lengthened the fund's maturities in anticipation of an eventual decline in rates. On August 31, the average effective life of the portfolio was 10.9 years compared with
9.2 years at the start of the period.

In the early part of the year, yield spreads - the difference between yields of higher rated and lower rated bonds - continued to narrow. For that reason, we concentrated our purchases on higher rated bonds. Later, as spreads widened, we tried to capitalize on that change. Drawing on the research capabilities of the American Funds' investment adviser, Capital Research and Management Company, we added selectively to our holdings, chiefly among A-rated bonds in the areas of life care and health care. As always, we place a heavy emphasis on quality in our portfolio. At fiscal year-end, half of the fund's investments were in securities rated AA or above, and nearly two-thirds were in securities rated A or better.

On the following pages, you will find an article that addresses some commonly asked questions about tax-exempt investing.

We look forward to reporting to you again in another six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Neil L. Langberg
Neil L. Langberg
President

October 17, 2000





Here's how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 2000, the end of the fund's latest fiscal year.

As you can see, the $10,000 investment would have grown to $48,431 with the 3.75% maximum sales charge included and all distributions reinvested, an average increase of 7.84% a year.

[begin table]

AVERAGE ANNUAL COMPOUND RETURNS*

                              8/31/00                 9/30/00
for periods ended             (fiscal year-end)       (latest calendar quarter)
Lifetime                      +7.84%                  +7.79%
(since October 3, 1979)
10 Years                      +6.72%                  +6.68%
Five Years                    +4.87%                  +4.67%
One Year                      +1.34%                  +1.07%


*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.

[end table]




[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE
Year ended August 31

                                        The                      Lipper
                 Lehman         fund at net      The fund       General
               Brothers         asset value    at maximum     Municipal
             Municipal        (without any       offering    Debt Funds               Original
Year         Bond Index       sales charge)         price       Average       CPI   Investment
1979            $10,000             $10,000        $9,625       $10,000   $10,000      $10,000
1980             $9,543              $9,815        $9,447        $8,839   $11,166      $10,000
1981             $8,017              $8,933        $8,598        $7,698   $12,373      $10,000
1982            $10,544             $11,230       $10,809        $9,861   $13,097      $10,000
1983            $12,179             $13,066       $12,576       $11,779   $13,432      $10,000
1984            $13,234             $14,029       $13,502       $12,732   $14,008      $10,000
1985            $15,435             $16,332       $15,719       $15,023   $14,477      $10,000
1986            $18,999             $20,277       $19,516       $18,619   $14,705      $10,000
1987            $19,879             $20,491       $19,722       $19,057   $15,335      $10,000
1988            $21,246             $21,868       $21,047       $20,437   $15,952      $10,000
1989            $23,580             $24,107       $23,202       $22,806   $16,702      $10,000
1990            $25,093             $25,274       $24,325       $23,917   $17,641      $10,000
1991            $28,052             $28,232       $27,172       $26,819   $18,311      $10,000
1992            $31,184             $31,281       $30,107       $29,870   $18,887      $10,000
1993            $34,989             $35,164       $33,843       $33,553   $19,410      $10,000
1994            $35,038             $35,114       $33,796       $33,274   $19,973      $10,000
1995            $38,144             $38,170       $36,737       $35,792   $20,496      $10,000
1996            $40,142             $40,275       $38,763       $37,625   $21,086      $10,000
1997            $43,853             $44,056       $42,401       $41,082   $21,555      $10,000
1998            $47,646             $47,695       $45,905       $44,563   $21,903      $10,000
1999            $47,884             $47,801       $46,007       $44,089   $22,399      $10,000
2000            $51,128             $50,321       $48,431       $46,466   $23,000      $10,000


$51,128(1)
Lehman Brothers
Municipal Bond Index

$50,321(2)
The fund at net asset value
(without any sales charge)

$48,431(3),(4)
The fund at maximum
offering price

$46,466(5)
Lipper General
Municipal Debt
Funds Average

$23,164
CPI

$10,000(3)
original investment

Past results are not predictive of future results.

*   For the period October 3, 1979, through August 31, 1980.

(1) With interest compounded. The index, which started on January 1, 1980, is unmanaged and does not reflect sales charges, commissions or expenses.

(2) Includes reinvested dividends of $34,075 and reinvested capital gain distributions of $2,223.

(3) These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

(4) Includes reinvested dividends of $32,796 and reinvested capital gain distributions of $2,139.

(5) With dividends reinvested. The average does not reflect sales charges.

[end mountain chart]





FREQUENTLY ASKED QUESTIONS ABOUT TAX-EXEMPT INVESTING

For many investors who have become heavily weighted in stocks, it makes common sense to consider adding a bond component to their portfolios. Bond prices tend to fluctuate in a relatively narrow range and often move in the opposite direction from stocks. As a result, they can generally be counted on to soften the volatility of a stock-heavy portfolio. At the same time, they provide a measure of diversification and a steady flow of income in the form of interest payments.

Municipal bonds offer the additional advantage of paying interest that is free from federal income taxes (and from state income taxes in some states where the security is issued). This important advantage appeals to a growing number of investors. Here is some basic information that we believe is worth reviewing for shareholders in The Tax-Exempt Bond Fund of America who may be considering further tax-exempt investments. For those contemplating their first-ever foray into this area of the bond market, we hope these questions and answers will prove useful as a primer.

Q: WHAT ARE MUNICIPAL BONDS AND WHO SHOULD OWN THEM?

A: Like other bonds, municipals are IOUs - promises to repay the principal by a certain date and to make regular interest payments in the meantime. They typically pay a fixed rate of interest for the life of the security. At maturity, the investor gets back the face value of the bond. Like all other bonds, municipals fluctuate in price with interest rates whether you hold them individually or through a mutual fund. They are issued mainly by state and local governments to support general financing requirements or to pay for projects such as highways, hospitals and airports. Because they are issued for a public purpose, municipals offer interest rate savings to their issuers and a tax break to those who buy them.

[begin sidebar]
"The Tax-Exempt Bond Fund of America holds more than 500 fixed-income securities; investors in the fund own a proportionate share of each holding." [illustration of fruit trees]
[end sidebar]

Q: HOW MUCH OF A DIFFERENCE CAN TAX-EXEMPT INVESTING MAKE?

A: That depends on your income tax bracket. As you can see from the table on the inside front cover, the difference is greater in the higher brackets. For example, if you and your spouse are in the 39.6% marginal federal tax bracket, you would have to receive a yield of more than 8% from a taxable investment in order to keep as much, after taxes, as you would from a tax-free investment that pays 5%.

Q: WHAT ARE THE ADVANTAGES OF OWNING SHARES IN A TAX-EXEMPT BOND FUND RATHER THAN INDIVIDUAL BONDS?

A: There are four major advantages:

INSTANT DIVERSIFICATION
A bond fund holds a large number of fixed-income securities (more than 500 in the case of The Tax-Exempt Bond Fund of America), and you in effect own a proportionate share of each holding. To achieve this kind of diversification by purchasing individual bonds would be extremely difficult and expensive. A diversified portfolio cushions you against the impact of the kinds of problems that can develop from time to time with individual issues, including high-quality bonds.

CONVENIENCE
With a bond fund, you can benefit from compounding your tax-free dividend payments by immediately reinvesting them without a sales charge. That's hard to do with individual bonds. The Tax-Exempt Bond Fund of America declares dividends daily; they are reinvested and paid on a monthly basis. Recordkeeping is more convenient. Additionally, shares in the fund can be redeemed at any time. On the other hand, selling individual bonds can be time consuming and costly.

WIDER ACCESS TO INVESTMENTS
Tax-exempt mutual funds have access to a wide range of opportunities including high-yield securities - some of which have made a valuable contribution to the fund's results - as well as other issues that are not always available to an investor purchasing individual bonds in small quantities. Moreover, the fund buys in large quantities and can usually do so at a lower cost; shareholders in the fund benefit from these and other economies of scale.

PROFESSIONAL MANAGEMENT
When you purchase shares in a fund, you are hiring professionals to evaluate a large number of securities, select the best values and make a host of other decisions for you, such as whether to buy primarily long-term or short-term bonds and when to sell various holdings. The average investor has neither the time, resources nor experience required to do this. The Tax-Exempt Bond Fund of America's investment adviser has been doing it for more than 20 years.

[begin sidebar]
 "We place heavy emphasis on gathering information firsthand and analyzing investment opportunities in depth."
[illustration of a magnifying class being held up to a mountainside]
[end sidebar]

Q: WHO IS THE FUND'S INVESTMENT ADVISER?

A: Capital Research and Management Company manages The American Funds Group,(r) the nation's third-largest mutual fund company. Its roots in the investment business reach back nearly 70 years. It is one of the largest managers of bond portfolios, with well over $25 billion in fixed-income assets under management. Capital Research introduced The Tax-Exempt Bond Fund of America 21 years ago and has since added six more tax-exempt funds.

Q: HOW DOES THE INVESTMENT ADVISER ADD VALUE?

A: Primarily through extensive, proprietary research. At the American Funds, we place heavy emphasis on gathering information firsthand and analyzing investment opportunities in depth. Issuers are monitored continuously; our investment professionals get to know them inside and out. To gain a broader perspective, our tax-exempt specialists routinely share insights with our organization's taxable fixed-income and equity analysts. To stay abreast of political and economic developments that can affect the tax-exempt market, they regularly draw on our political and economic research base in Washington, D.C. All of this adds up to an extensive global information-gathering network that has expanded steadily through the years. It currently involves more than 100 investment professionals based all over the world. Few organizations are able to mount a research effort of this magnitude.

Q: DOES THE ADVISER USE BOND RATING SERVICES TO HELP JUDGE THE QUALITY OF A PROSPECTIVE INVESTMENT?

A: Rating services are a good starting point. However, our analysts go a step further and do their own fundamental credit research on both high- and low-rated issuers. That means traveling and meeting with managements and with officials of the issuing municipalities or institutions; it means sitting down and talking with them, questioning everything, visiting projects, performing due diligence. This is especially important in the higher yielding portion of the market, where we have increased the fund's exposure since the early 1990s. We also analyze the bond itself, its pricing, and distinctive features such as calls and prepayments. These are not always well understood by all investors. However, they are important and should be considered carefully before making buy or sell decisions. This in essence is how the portfolios of The Tax-Exempt Bond Fund of America and all other American Funds were built over the years - on a foundation of meticulous, solid research, one security at a time.

Q: WHAT IS THE FUND'S TRACK RECORD RELATIVE TO ITS COMPETITORS?

A: Over long periods, The Tax-Exempt Bond Fund of America has outpaced the average of all funds in its peer group. Since operations began in 1979, it has achieved a total return of 403.2% compared with 366.9% for the average municipal bond fund, as measured by Lipper Inc. It ranked ninth among 26 comparable funds in existence throughout the fund's lifetime. For the 10 years ended September 30, 2000 (the most recent calendar quarter), it was in the top 21% of all general municipal debt funds (17th of 83), and for the five years, in the top quintile (19th of 182). For the 12 months ended September 30, it was in the top half (115th of 262). These rankings are based on net asset value.

Another useful comparison is the distribution rate, which is based on the dividend payout over the prior 12 months. The Tax-Exempt Bond Fund of America's distribution rate has surpassed the rate paid by the average municipal bond fund for more than seven consecutive fiscal years, as calculated by Lipper. Still another comparative measure worth noting is the expense ratio, which calculates the percentage of their investment that shareholders pay annually for operating expenses and management fees. For both Class A and Class B shares, The Tax-Exempt Bond Fund of America's expense ratio is lower than the average of all comparable funds, according to Lipper.

Q: HOW IS THE FUND MANAGED?

A: The Tax-Exempt Bond Fund of America concentrates on both generating income and preserving principal. The fund is managed in a way that avoids the yield-enhancing fads that pop up in the bond business periodically. Our aim is to provide a competitive yield consistent with a prudent, long-term oriented approach.

We employ a unique method of managing money - the multiple portfolio counselor system. Under this method, the fund's assets are divided into separate portions. Each portion is independently managed by a portfolio counselor who invests according to the fund's objectives. This system has helped reduce volatility and improve the consistency of results. The fund employs five counselors with a combined total of 75 years of experience in bond analysis and investing among them. Another portion of the portfolio is managed by several research analysts. This is relatively uncommon in the industry; it gives the analysts an opportunity to implement their most strongly held investment ideas.


[begin sidebar]
"Our multiple portfolio counselor system has helped reduce volatility and improve the consistency of results."
[illustration of the letter Q and the letter A]
[end sidebar]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in The Tax-Exempt Bond Fund of America, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

[illustration of part of the United States of America flag]

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:


A LONG-TERM, VALUE-ORIENTED APPROACH

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.


AN UNPARALLELED GLOBAL RESEARCH EFFORT

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.


A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.


EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.


A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

MOST FINANCIAL ADVISERS SUGGEST THAT INVESTORS BALANCE THEIR PORTFOLIOS BY INVESTING ACROSS SEVERAL TYPES OF INVESTMENTS. WHICH MIX IS RIGHT FOR YOU? THAT DEPENDS ON A NUMBER OF THINGS - INCLUDING YOUR RISK TOLERANCE, INVESTMENT TIME HORIZON AND FINANCIAL GOALS. THE AMERICAN FUNDS GROUP OFFERS 29 FUNDS WITH AN ARRAY OF INVESTMENT OBJECTIVES TO HELP YOU AND YOUR FINANCIAL ADVISER BUILD A PORTFOLIO SPECIFICALLY TAILORED TO YOUR NEEDS.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SmallCap World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)
State-Specific Tax-Exempt Funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[illustration of a magnifying glass next to a globe]



The Tax-Exempt Bond Fund of America, Inc.
Investment Portfolio, August 31, 2000


[begin pie chart]

GEOGRAPHICAL BREAKDOWN

Illinois                                             10.75%
Pennsylvania                                          7.80%
California                                            7.02%
New York                                              6.41%
Michigan                                              5.96%
Louisiana                                             5.65%
Other States                                         49.50%
Cash & Short-Term Securities                          6.91%

[end pie chart]



[begin pie chart]

QUALITY RATINGS

Aaa/AAA                                               37.91%
Aa/AA                                                 12.93%
A                                                     10.60%
Baa/BBB                                               16.68%
Below Investment-Grade                                14.97%
Cash & Short-Term Securities                           6.91%

[end pie chart]



                                                                            Shares/Principal       Market
                                                                                 Amount            Value
Fixed Income Securities                                                           (000)            (000)
--------------------------------------------                                      ------------ -----------

Tax-Exempt Securities Maturing in More Than One
 Year - 93.09%
Alabama  -  0.25%
Jefferson County, Sewer Rev. Capital Improvement                                         $4,865        $4,496
Warrants, Series 1999A, FGIC Insured, 5.125% 2029

Alaska  -  0.61%
Housing Fin. Corp., Collateralized Bonds (Veterans                                        2,285         2,361
Mortgage Program), Series1992A-1, 6.75% 2032
Municipality of Anchorage:
1995 G.O. Ref. General Purpose Bonds, Series B,                                           2,895         3,176
FGIC Insured, 6.00% 2012
Municipal Light & Power, Senior Lien Ref. Electric                                        5,000         5,694
Rev. Bonds, Series 1996, MBIA Insured,  6.50% 2014

Arizona  -  0.48%
State Transportation Board, Subordinated Highway                                          1,850         1,947
Rev. Bonds, Series 1992B, 6.50% 2008 (Preref. 2002)
Health Facs. Auth., Rev. Bonds (Catholic Healthcare                                       4,000         4,064
West), Series 1999A, 6.125% 2009
Industrial Dev. Auth. of the County of Maricopa,                                          2,850         2,720
Health Fac. Rev. Bonds (Catholic Healthcare West
Project), 1998 Series A, 5.25% 2006

California  -  7.02%
G.O. Bonds, 5.25% 2016                                                                    5,320         5,403
Educational Facs. Auth., Rev. Bonds, Stanford                                             3,000         2,988
University, Series N, 5.35% 2027
Health Facs. Fncg. Auth., Hospital Rev. Bonds (Downey                                     1,500         1,442
Community Hospital), Series 1993, 5.75% 2015
Housing Fin. Agcy., Single Family Mortgage Rev.
Bonds, 1998 Series C-4, Class I:
5.10% 2007                                                                                1,680         1,740
5.20% 2009                                                                                1,235         1,286
Public Works Board, Lease Rev. Bonds, California                                          1,315         1,461
Community Colleges, 1994 Series B (Various Community
College Projects), 7.00% 2007 (Preref. 2004)
Statewide Communities Dev. Auth., (Apartment Dev.                                         4,000         3,957
Rev. Ref. Bonds Irvine Apartment
Communities, LP), Series 1998A-3, 5.10% 2025
(Put 2010)
City of Antioch, Public Fncg. Auth., 1                                                    1,485         1,504
998 Reassessment
Rev. Bonds, Subordinated Series B, 5.85% 2015
Association of Bay Area Governments, Fin. Auth. for
Nonprofit Corps., Ref. Rev. Cert. of Part.:
(American Baptist Homes Foundation), Series                                               4,400         3,992
1998A, 6.10% 2017
(American Baptist Homes of the West Facs.                                                 1,335         1,283
Project), 5.50% 2007
(Episcopal Homes Foundation), Series 1998:
5.00% 2008                                                                                1,350         1,346
5.125% 2013                                                                               2,000         1,906
Bonita Canyon Public Facs. Fncg. Auth., Community                                         3,500         3,177
Facs. Dist. No. 98-1, Special Tax Bonds, Series
1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project                                          1,000         1,072
Rev. Bonds (Carson Ice-Gen Project), Series 1993,
6.10% 2013 (Preref. 2003)
County of El Dorado, Community Facs. Dist. No. 1992-1                                       995           998
(El Dorado Hills Dev.), Series 1999 Special Tax
Bonds, 6.125% 2016
City of Folsom, Community Facs. Dist. No. 10, Special                                     2,000         2,124
Tax Bonds, Series 1999, 7.00% 2024
City of Fontana, Community Facs. Dist. No. 12 (Sierra                                     1,000         1,041
Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
City of Irvine, Limited Obligation Improvement Bonds:
Group One:
Assessment Dist. No. 94-13 (Oak Creek), 5.50% 2022                                        2,000         1,855
Assessment Dist. No. 97-17 (Northwood), 6.00% 2023                                        1,500         1,502
Group Two, Assessment Dist. No. 94-13 (Oak                                                1,250         1,252
Creek), 6.00% 2022
Group Three, Assessment Dist. No. 95-12, Fixed                                            2,750         2,564
Rate Bonds, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
(Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                                4,000         4,123
6.125% 2015                                                                               5,000         5,063
6.125% 2023                                                                              14,500        13,806
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev.                                     2,000         2,012
Project, Tax Allocation Ref. Bonds, Series I,
5.00% 2001
Regional Airports Improvement Corp., Facs. Lease                                          2,000         2,045
Ref. Rev. Bonds, Issue of 1992, United Air Lines,
Inc. (L.A. Intl. Airport), 6.875% 2012
County of Los Angeles,
Capital Asset Leasing Corp., Cert. of Part. (Marina
del Rey), 1993 Series A:
6.25% 2003                                                                                3,500         3,597
6.50% 2008                                                                                4,750         5,040
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs.
Dist. No. 88-1, Series A of 1992:
7.15% 2006 (Preref. 2002)                                                                 2,000         2,155
7.35% 2018 (Preref. 2002)                                                                 4,000         4,326
Limited Obligation Improvement Bonds, Irvine Coast                                          900           898
Assessment Dist. No. 88-1, 1998 Series A, 5.30% 2010
Pleasanton Joint Powers Fncg. Auth., Reassessment                                           465           471
Rev. Bonds, 1993 Series A, 5.70% 2001
City of Roseville:
Highland Reserve North Community Facs. Dist. No. 1,                                       3,085         3,223
Special Tax Bonds, Series 1999, 6.00% 2011
North Central Roseville Community Facs. Dist. No. 1,
Special Tax Ref. Bonds, Series 1999:
5.30% 2007                                                                                2,865         2,912
5.80% 2017                                                                                3,000         2,957
North Roseville Community Facs. Dist. No. 1, Special                                      1,115         1,095
Tax Bonds, Series 1998, 5.20% 2007
Woodcreek West Community Facs. Dist. No. 1, Special                                       1,465         1,537
Tax Bonds, Series 1999, 6.50% 2015
Tax Bonds, Series 1999, 6.50% 2015
Sacramento Cogeneration Auth., Cogeneration Project
Rev. Bonds (Procter & Gamble Project), 1995 Series:
6.00% 2003                                                                                2,200         2,275
6.375% 2010                                                                                 500           536
6.375% 2010 (Preref. 2005)                                                                  500           557
County of Sacramento, Laguna Creek Ranch/Elliott                                            500           512
Ranch Community Facs. Dist. No. 1, Improvement
Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
6.30% 2021
County of San Bernardino, Housing Auth., Multifamily                                      1,500         1,436
Housing Rev. Ref. Bonds (Equity Residential/Redlands
Lawn & Tennis Apartments), Issue 1999A,
5.20% 2029 (09
County of San Diego, Reassessment Dist. No. 97-1                                          1,000         1,033
(4-S Ranch), Limited Obligation Improvement Bonds,
6.25% 2012
San Diego Unified School Dist., 1999 G.O. Bonds                                           3,690         1,516
(Election of 1998, Series A), Capital Appreciation
Bonds, FGIC Insured, 0.00% 2017
San Marcos Public Facs. Auth., Ref. Rev. Bonds,                                           3,000         2,838
Series 1998, 5.80% 2027
San Marcos Unified School Dist., Community Facs.                                          3,150         2,915
Dist. No. 5 (Rancho Carrillo), Series 1999 Special
Tax Bonds, 5.60% 2029
Community Facs. Dist. No. 99-1 (Talega) of the Santa                                      1,195         1,221
Margarita Water Dist., Series 1999 Special Tax
Bonds, 6.10% 2014
South Tahoe Joint Powers Fncg. Auth.,
Subordinate Bond
Anticipation Notes (South Tahoe Redev. Project
Area No. 1):
Series 1999A, 7.30% 2007                                                                  7,000         7,050
Series 1999B, 7.30% 2007                                                                  1,905         1,918
The Regents of the University of California, Various                                      2,000         2,013
University of California Projects, 1993 Series A,
 5.50% 2021
Inc. (L.A. Intl. Airport), 6.875% 2012                                                    1,300         1,263
West Sacramento Fncg. Auth., Special Tax Rev. Bonds,
Series F:
5.75% 2011                                                                                1,540         1,515
6.10% 2029                                                                                1,000           951

Colorado  -  4.17%
Housing and Fin. Auth.:
Multi-family Housing Insured Mortgage Rev. Bonds:
1982 Series A, 9.00% 2025                                                                 1,515         1,518
1997 Series C-3, 5.65% 2015                                                               1,300         1,300
Single Family Housing Program Senior and Subordinate
Bonds:
1997 Series:
A-3, 7.00% 2016                                                                           1,495         1,628
B-3, 6.80% 2028                                                                             860           948
C-3, 6.75% 2017                                                                           1,000         1,059
1998 Series:
B-3, 6.55% 2025                                                                           5,160         5,545
D-3, 6.125% 2023                                                                          1,980         2,057
Arapahoe County, Capital Improvement Trust Fund
Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                                 2,500         2,832
6.95% 2020 (Preref. 2005)                                                                17,500        19,861
City and County of Denver, Airport System Rev.
Bonds, Series 1992A:
7.25% 2025 (Preref. 2002)                                                                 5,590         6,028
7.25% 2025 (Preref. 2002)                                                                14,210        15,323
E-470 Public Highway Auth. Senior Rev. Bonds, Series                                      7,500           603
2000B (Capital Appreciation Bonds), 0.00% 2034
Eagle County, Bachelor Gulch Metropolitan Dist.,                                          3,400         3,409
G.O. Bonds, Series 1999, 6.70% 2019
Eaglebend Affordable Dowd Housing Corp., Multi-family
Housing Project Rev. Ref. Bonds, Series 1997 A:
6.40% 2017                                                                                1,000           974
6.45% 2021                                                                                2,175         2,112
Eaglebend Dowd Affordable Housing Corp., Multi-family
Housing Project Rev. Bonds, Series 1998A:
6.35% 2014                                                                                1,065         1,035
6.63% 2039                                                                                2,000         1,914
Metropolitan Football Stadium Dist., Capital
Appreciation Sales Tax Rev. Bonds, MBIA Insured:
Series 1999A
0.00% 2008                                                                                2,675         1,876
0.00% 2012                                                                                3,200         1,786
Series 1999B 0.00% 2006                                                                   6,000         4,661

Connecticut  -  0.89%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The                                        5,025         4,786
Connecticut Light and Power Co. Project),
Series 1993A, 5.85% 2028
Health and Educational Fac. Auth., Rev. Bonds,                                            1,800         1,856
University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special
Rev. Bonds, 1996 Series A: (1)
6.25% 2002 (Escrowed to Maturity)                                                         1,000         1,037
6.375% 2004 (Escrowed to Maturity)                                                        1,985         2,131
6.50% 2005 (Escrowed to Maturity)                                                         1,490         1,629
6.40% 2011                                                                                2,025         2,143
6.40% 2011 (Preref. 2007)                                                                 2,470         2,766

Delaware  -  0.05%
Econ. Dev. Auth., First Mortgage Rev. Bonds                                               1,000           987
(Peninsula United Methodist Homes, Inc. Issue),
Series 1997A, 6.00% 2009

District of Columbia  -  0.87%
G.O. Bonds:
Series 1992 B, MBIA Insured, 6.30% 2010 (Preref. 2002)                                    2,900         3,046
Series 1993 A, AMBAC Insured:
5.875% 2005                                                                               1,525         1,604
5.875% 2005 (Escrowed to Maturity)                                                        1,475         1,563
Series 1993 B-1, AMBAC Insured, 5.50% 2009                                                1,500         1,568
Convention Center Auth. (Washington, D.C.), Senior
Lien Dedicated Tax Rev. Bonds, Series 1998, AMBAC
Insured:
5.00% 2006                                                                                1,105         1,128
4.75% 2028                                                                                2,500         2,147
Hospital Rev. and Ref. Bonds:
Medlantic Healthcare Group, Inc. Issue, Series 1992 B,                                    2,000         2,073
6.50% 2002 (Escrowed to Maturity)
Washington Hospital Center Issue, Series 1992A,                                           1,595         1,673
7.00%  2005 (Preref. 2002)
Redev. Land Agcy., Sports Arena Special Tax Rev. Bonds,                                   1,225         1,235
Series 1996,  5.625% 2010

Florida  -  4.33%
Arbor Greene Community Dev. Dist. (City of Tampa,
Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.60% 2018                                                                     950         1,003
Series 1998, 5.75% 2006                                                                     800           789
Series 2000, 6.50% 2007                                                                   1,000         1,006
Broward County, Resource Rev. Bonds, Series 1984:
North Project, 7.95% 2008                                                                 6,930         7,152
South Project, 7.95% 2008                                                                 9,415         9,717
Championsgate Community Dev. Dist., Capital                                               1,515         1,482
Improvement Rev. Bonds, Series 1998B, 5.70% 2005
The Crossings at Fleming Island Community Dev. Dist.
 (Clay County), Special Assessment Bonds:
Series 1995, 8.25% 2016                                                                   1,045         1,213
Series 2000C, 7.1% 2030                                                                   7,000         7,143
Fleming Island Plantation Community Dev. Dist. (Clay                                      3,000         3,054
County), Series 2000B (Long Term), 7.375% 2031
Heritage Harbor Community Dev. Dist. Rev. Bonds,                                          1,810         1,806
Series B, 6.00% 2003
Heritage Palms Community Dev. Dist. (Fort Myers),
Capital Improvement Rev. Bonds:
Series 1998, 5.40% 2003                                                                   1,360         1,346
Series 1999, 6.25% 2004                                                                   2,500         2,503
Heritage Pines Community Dev. Dist. (Pasco County),                                       2,700         2,623
Capital Improvement Rev. Bonds, Series 1998B,
5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                     2,345         2,340
Capital Improvement Rev. Bonds, Series 1999B,
6.25% 2005 Lee County Industrial Dev.
 Auth., Healthcare Facs. Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida,
Inc. Project):
5.80% 2006                                                                                1,005           977
6.25% 2017                                                                                5,550         4,991
Series 1999A (Shell Point/Alliance Obligated Group,
Shell Point Village Project):
5.25% 2006                                                                                1,150         1,093
5.50% 2010                                                                                1,500         1,374
5.75% 2012                                                                                1,360         1,247
5.75% 2013                                                                                1,840         1,670
5.75% 2015                                                                                1,000           888
5.50% 2021                                                                                1,550         1,301
Marshall Creek Community Dev. Dist. (St. Johns
County), Special Assessment Bonds:
Series 2000A, 7.65% 2032                                                                  4,000         4,080
Series 2000B, 6.75% 2007                                                                  2,080         2,098
Meadow Pointe II, Community Dev. Dist. (Pasco
County), Capital Improvement Rev. Bonds:
Series 1998A, 5.25% 2003                                                                    655           652
Series 1998B, 5.50% 2005                                                                  1,670         1,635
Mid-Bay Bridge Auth., Rev. Ref. Bonds:
Series 1991B, 8.50% 2022 (Subject to Crossover                                            2,000         2,127
Refunding)
Series 1993D, 6.10% 2022                                                                    500           501
Northern Palm Beach County Improvement Dist.,
Water Control and Improvement Bonds:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                                  910           963
7.30% 2027                                                                                1,500         1,597
Unit of Dev. No. 9B, Series 1999:
5.85% 2013                                                                                1,000           984
6.00% 2029                                                                                2,200         2,106
North Springs Improvement Dist. Special Assessment                                          525           524
Bonds, (Parkland Isles Project), Series 1997B,
6.25% 2005
City of Orlando, Special Assessment Rev. Bonds
(Conroy Road Interchange Project), Series 1998A:
5.50% 2010                                                                                1,000           946
5.80% 2026                                                                                2,000         1,775
River Ridge Community Dev. Dist. (Lee County), Capital                                    1,235         1,198
Improvement Rev. Bonds, Series 1998, 5.75% 2008
Sarasota County Public Hospital Board, Fixed Rate                                         1,500         1,463
Hospital Rev. Ref. Bonds, Series 1998B (Sarasota
Memorial Hospital Project), MBIA Insured, 5.25% 2024

Georgia  -  1.96%
Municipal Electric Auth.:
General Power Rev. Bonds, Series X, 6.50% 2012                                            1,215         1,358
Project One Senior Bond, Fourth Crossover Series,                                         5,700         6,462
MBIA Insured, 6.50% 2012
City of Atlanta:
Airport Facs. Rev. Ref. Bonds, Series 1994A, AMBAC MBIA                                   1,000         1,122
MBIA Insured, 6.50% 2012
Water and Wastewater Rev. Bonds, Series 1999, FGIC                                        8,500         8,658
Insured, 5.50% 2022
Housing Auth. of the County of DeKalb, Multi-family
Housing Rev. Ref. Bonds (The Park at Briarcliff
Apartments Project):
Series 1998A, 4.55% 2028 (Put 2008)                                                       8,000         7,696
Series 1998B, 4.70% 2028 (Put 2008)                                                       1,960         1,905
Fulco Hospital Auth., Rev. Anticipation Certificates,
Georgia Baptist  Health Care System Project:
Series 1992 A (Preref. 2002)
6.40% 2007                                                                                1,000         1,057
6.25% 2013                                                                                2,100         2,209
6.375% 2022                                                                               1,595         1,681
Series 1992 B, 6.375% 2022                                                                  610           643
Dev. Auth. of Fulton County, Special Facs. Rev. Bonds                                     3,115         3,203
(Delta Air Lines, Inc. Project), Series 1992,
6.95% 2012

Hawaii  -  0.38%
G.O. Bonds of 1997, Series CN, FGIC Insured, 5.25%                                        5,000         5,046
2013 City and County of Honolulu, G.O. Bonds, Ref.
and Improvement Series, 1993B:
5.00% 2013                                                                                1,370         1,359
5.00% 2013 (Escrowed to Maturity)                                                           630           631

Illinois  -  10.75%
Build Illinois Bonds (Sales Tax Rev. Bonds),                                              1,000         1,026
Series O, 6.00% 2002
Civic Center Bonds (Special State Obligation Bonds),                                      6,500         7,062
Series 1991, AMBAC Insured,  6.25% 2020
Dev. Fin. Auth., Rev. Bonds, Series 1998A (Provena                                        5,000         5,219
Health), MBIA Insured, 5.50% 2010
Educational Facs. Auth., Rev. Bonds:
MJH Education Assistance Illinois III LLC, Series                                         1,500         1,502
1999D, AMBAC Insured, 5.45% 2014
Wesleyan University, Series 1993, 5.625% 2018                                             1,490         1,495
Health Facs. Auth.:
Rev. Bonds:
Advocate Health Care Network:
Series 1998A:
5.00% 2007                                                                                1,620         1,601
5.00% 2008                                                                                1,870         1,840
4.50% 2009                                                                                1,930         1,785
4.625% 2010                                                                               3,000         2,781
Series 1998B:
4.875% 2013                                                                               2,460         2,249
5.25%  2018                                                                               2,500         2,365
Alexian Brothers Health System, Series 1999,
FSA Insured:
5.00% 2008                                                                                1,230         1,244
5.25% 2012                                                                                6,960         7,023
5.00% 2025                                                                                2,000         1,796
5.125% 2028                                                                               2,000         1,825
Centegra Health System, Series 1998:
5.50% 2008                                                                                1,640         1,611
5.50% 2009                                                                                2,290         2,238
5.50% 2010                                                                                2,440         2,368
5.20% 2012                                                                                2,200         2,012
5.25% 2013                                                                                2,430         2,203
5.25% 2018                                                                                2,500         2,144
5.25% 2024                                                                                2,000         1,872
The Children's Memorial Hospital, Series 1999A,
AMBAC Insured:
5.75% 2010                                                                                1,835         1,953
5.75% 2011                                                                                1,690         1,791
Edward Hospital Association Project, Series 1992,                                         1,000         1,054
7.00% 2022 (Preref. 2002)
Northwestern Memorial  Hospital, Series 1994A,                                            2,000         2,015
 6.00% 2024
OSF Healthcare System:
Series 1993, 5.75% 2007                                                                   6,760         6,843
Series 1999, 6.25% 2019                                                                   4,500         4,482
Riverside Health System, Series 2000, 6.85% 2029                                          2,500         2,582
Sherman Health Systems, Series 1997, AMBAC                                                2,595         2,700
Insured,  5.50% 2010
Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997A:
5.50% 2008                                                                                2,110         2,145
5.80% 2016                                                                                8,000         7,909
Edward Hospital Project, Series 1993 A:
5.75%  2009                                                                               1,550         1,565
6.00% 2019                                                                                1,435         1,401
Fairview Obligated General Project, 1995 Series A:
6.50% 2006                                                                                  770           773
7.40% 2023                                                                                3,000         2,972
Rev. and Rev. Ref. Bonds:
Evangelical Hospitals Corp., Series C, 6.25% 2022                                         4,000         4,284
(Escrowed to Maturity)
Lutheran General Health, Series C, 6.00% 2018                                             2,705         2,669
Housing Dev. Auth., Multi-family Housing Bonds,                                           1,490         1,561
1992 Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth., McCormick
Place Expansion Project:
Series 1992A, 6.50% 2027 (Preref. 2003)                                                   3,910         4,195
Ref. Bonds, Series 1996A, MBIA Insured, 0.00% 2022                                       13,455         3,879
City of Chicago:
G.O. Bonds, Series 1999, FGIC Insured:
(City Colleges of Chicago Capital Improvement Project),                                   7,700         3,316
 0.00% 2016
(Emergency Telephone System), Ref. Bonds, 5.25% 2020                                      2,000         1,965
Board of Trustees of Chicago State University,                                            1,000         1,006
Auxiliary Facs. System Rev. Bonds, Series 1998, MBIA
Insured, 5.50% 2023
Chicago O'Hare International Airport, Special :
Fac. Rev. Ref. Bonds
Series 1994 (American Airlines, Inc.                                                      2,750         3,016
Project), 8.20% 2024
Series 1999A (United Air Lines, Inc.                                                     10,735         9,421
Project), 5.35% 2016
Metropolitan Water Reclamation Dist. of
Greater Chicago, Series B:
Capital Improvement Bonds, 5.25% 2004                                                     5,000         5,150
Ref. Bonds, 5.30% 2005                                                                    5,325         5,518
Sales Tax Rev. Bonds, Series 1997, FGIC                                                   5,000         4,816
Insured, 5.375% 2027
School Reform Board of Trustees of the Board of
Education of the City of Chicago, Unlimited Tax G.O.
Bonds, Series 1997A, AMBAC Insured:
0.00% 2011                                                                                2,745         1,551
Capital Appreciation Bonds, 0.00% 2015                                                    9,730         4,241
(Dedicated Tax Rev.):
6.75% 2012                                                                                1,000         1,162
0.00% 2014                                                                                7,085         3,297
5.25% 2030                                                                                2,000         1,880
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                                                13,250        14,326
6.75% 2014 (Preref. 2004)                                                                 6,500         7,078
Second Lien Wastewater Transmission Rev. Bonds,                                           2,500         2,260
Series 1998B, MBIA Insured, 5.00% 2030
Water Rev. Bonds, Series 1997,  0.00% 2014                                                3,500         1,628
County of Cook, G.O. Capital Improvement Bonds,                                           4,000         4,556
Series 1996, FGIC Insured, 6.50% 2011
Regional Transportation Auth., Cook, Du Page, Kane,                                       4,500         5,762
Lake, McHenry and Will Counties, G.O. Bonds,
Series 1994D, FGIC Insured, 7.75% 2019
Township High School Dist. No. 205, Cook County                                           4,730         3,173
( Thornton ), G.O. Limited Capital Appreciation
Bonds, Series 1998D, FSA Insured, 0.00% 2008

Indiana  -  4.56%
State Dev. Fin. Auth.:
Pollution Control Rev. Bonds (Inland Steel Co.                                            2,500         2,373
Project No. 12), 6.85% 2012
Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011                                     4,000         3,468
Educational Facs. Auth., Educational Facs. Rev. Bonds                                     1,000         1,010
(University of Evansville  Project), Series
1996, 5.25% 2005
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1997D, 5.00% 2026 (Put 2007)                                                      15,325        15,559
Series 1999D, 5.25% 2016                                                                  3,000         2,887
Clarian Health Partners, Inc., Series 1996A:
MBIA Insured, 5.25% 2008                                                                  1,700         1,748
MBIA Insured, 5.50% 2016                                                                  4,000         4,001
5.50% 2016                                                                               10,250        10,108
Holy Cross Health System Corp., Hospital Rev. Bonds,                                      7,095         7,334
Series 1998, MBIA Insured, 5.375% 2010
Sisters of St. Francis Health Services, Inc. Project:
Series 1997A, MBIA Insured:
5.00% 2008                                                                                1,000         1,012
5.125% 2017                                                                               1,000           949
Series 1999A, 5.00% 2029                                                                  6,000         5,355
Housing Fin. Auth., Single Family Mortgage Ref. Rev.                                      1,275         1,314
Bonds, 1992 Series A, 6.75% 2010
State Office Building Commission, Correctional                                            8,490         9,473
Facs. Program Rev. Bonds, Series  1995B, AMBAC
Insured, 6.25% 2012
Transportation Fin. Auth., Airport Facs.
Lease Rev. Bonds, Series A:
6.50% 2007                                                                                1,160         1,219
6.50% 2007 (Preref. 2002)                                                                 3,755         3,990
6.75% 2011 (Preref. 2002)                                                                 2,400         2,562
City of East Chicago, Pollution Control Rev.                                              3,000         2,950
Ref. Bonds, Inland Steel Co. Project No. 11,
Series 1994, 7.125% 2007
Hospital Auth. of the City of Fort Wayne, Rev.
Bonds (Parkview Memorial Hospital Inc. Project),
Series 1992:
6.375% 2013 (Preref. 2002)                                                                4,000         4,236
6.40% 2022 (Preref 2002)                                                                  2,000         2,119

Iowa  -  0.85%
Econ. Dev. Rev. Bonds (Foundation for Affordable                                          1,500         1,530
Housing Project), Series 2000A, FNMA Insured,
5.65% 2033 (Put 2013)
Fin. Auth.:
Hospital Rev. Bonds (Mercy Medical Center Project),
Series 1999, FSA Insured:
5.50% 2011                                                                                1,420         1,475
5.60% 2012                                                                                1,375         1,428
Rev. and Ref. Bonds (Mercy Health Services Obligated                                      1,565         1,570
Group), 1997 Series V, FSA Insured, 5.00% 2010
Rev. Bonds (Catholic Health Initiatives), Series                                          3,000         3,008
2000A, 6.00% 2018
Single Family Mortgage Bonds, 1997                                                        1,925         1,924
Series F, 5.55% 2016
Polk County, Rev. Bonds, Catholic Health Initiatives:
Series 1997A, 5.50% 2007                                                                  1,520         1,563
Series A, 5.125% 2012                                                                     3,170         3,088

Kentucky  -  0.69%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, Series 1997 (Appalachian
Regional Healthcare, Inc. Project):
5.20% 2004                                                                                1,540         1,355
5.60% 2008                                                                                  630           507
5.60% 2009                                                                                3,305         2,597
5.70% 2010                                                                                  490           378
5.75% 2011                                                                                2,190         1,663
5.85% 2017                                                                                2,000         1,406
City of Ashland, Pollution Control Ref. Rev. Bonds,                                       3,750         3,792
Series 1999 (Ashland Inc. Project), 5.70% 2009
Kenton County Airport Board, Special Facs. Rev.                                           1,000         1,021
Bonds (Delta Air Lines, Inc. Project), Series 1985,
7.80% 2015

Louisiana  -  5.65%
Health Education Auth. (Lambeth House Project):
Rev. Bonds, Series 1996, 9.00% 2026 (Preref. 2006)                                        9,000        11,219
Rev. Ref. Bonds, Series 1998A:
5.50% 2010                                                                                5,505         4,885
6.15% 2018                                                                                2,000         1,693
6.20% 2028                                                                                3,950         3,192
Public Facs. Auth., Hospital Rev. Ref. Bonds
(Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA Insured:
5.75% 2014                                                                                3,495         3,622
5.75% 2015                                                                                3,825         3,950
Jefferson Parish Hospital Services:
Dist. No. 1, Parish of Jefferson (West Jefferson
Medical Center), FSA Insured, Hospital Rev. Bonds,
Series 1998A:
5.25% 2011                                                                                2,070         2,100
5.25% 2012                                                                                1,930         1,942
Dist. No. 2, Parish of Jefferson, Hospital Rev.                                           3,520         3,606
Bonds, Series 1998, FSA Insured, 5.25% 2011
Lake Charles Harbor and Terminal Dist., Port Facs.                                       24,000        25,784
Rev. Ref. Bonds (Trunkline LNG  Co. Project),
Series 1992, 7.75% 2022
Local Government Environmental Fac. and Community
 Dev. Auth. Rev. Bonds (Capital Projects and
Equipment Acquisition Program), AMBAC Insured:
Series 1999, 4.50% 2018                                                                   4,500         3,959
Series 2000A, 6.30% 2030                                                                 11,500        12,777
Offshore Terminal Auth., Deepwater Port Ref. Rev.                                         6,000         5,583
Bonds (LOOP LLC Project), Series 1998, 5.20% 2018
Parish of West Feliciana, Pollution Control Rev.
 Bonds (Gulf States Utilities Company Project):
Series 1985-B, 9.00% 2015                                                                 2,000         2,069
Series 1985D, 5.80% 2015                                                                  3,750         3,585
Series 1999A, 5.65% 2028 (Put 2004)                                                      13,500        13,610

Maine  -  0.33%
Health and Higher Educational Facs. Auth., Rev.
Bonds, Piper Shores Issue, Series 1999A:
7.50% 2019                                                                                3,000         2,944
7.55% 2029                                                                                2,575         2,518
Housing Auth., Mortgage Purchase Bonds, 1994 Series                                         600           619
C-1, 5.90% 2015

Maryland  -  1.41%
Community Dev. Administration, Dept. of Housing and                                       5,815         5,974
Community Dev., Single  Family Program Bonds, 1997
 First Series, 5.25% 2005
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc.
Issue (Heron Point of Chestertown), Series 1998A:
5.60% 2013                                                                                1,000           919
5.75% 2019                                                                                2,400         2,104
Project and Ref. Rev. Bonds, Roland Park Place                                              500           471
Issue, Series 1999, 5.50% 2013
Rev. Bonds, Howard County General Hospital Issue,
Series 1993 (Escrowed to Maturity):
5.50% 2013                                                                                2,000         2,069
5.50% 2021                                                                                1,225         1,241
Anne Arundel County, Special Obligation Bonds:
(Arundel Mills Project), Series 1999, 7.10% 2029                                          5,750         5,851
(National Business Park Project), Series 2000,                                            1,000         1,020
7.375% 2028
Calvert County, Econ. Dev. Rev. Bonds                                                     2,500         2,926
(Ashbury-Solomons Island Facility), Series 1995,
8.625% 2024 (Preref. 2005)
Frederick County, Special Obligation Bonds (Urbana                                        2,500         2,443
Community Dev. Auth.), Series 1998, 6.625% 2025
Prince George's County, Hospital Rev. Bonds,                                                750           802
Dimensions Health Corp. Issue, Series 1992, 7.25%
2017 (Preref. 2002)

Massachusetts  -  1.30%
G.O. Bond Anticipation Notes, 2000 Series A,                                              5,000         5,037
5.00% 2001
Massachusetts Bay Transportation Auth., General                                           5,000         5,675
Transportation System Bonds, 1994 Series A Ref.
Bonds, 7.00% 2007
Turnpike Auth., Metropolitan Highway System Rev.                                         10,000         8,978
Bonds, Series 1999A, AMBAC Insured, 5.00% 2039
The New England Loan Marketing Corp., Student Loan                                        1,500         1,518
Ref. Bonds, 1993 Series G, 5.20% 2002
Water Resources Auth., General Rev. Ref.                                                  2,500         2,544
Bonds, 1993 Series B, 5.25% 2009

Michigan  -  5.96%
Hospital Fin. Auth.:
Hospital Rev. Bonds:
The Detroit Medical Center Obligated Group,
Series 1998A:
5.00% 2012                                                                                1,370         1,143
5.00% 2013                                                                                1,000           820
5.00% 2014                                                                                1,525         1,235
5.25% 2023                                                                                1,955         1,439
Henry Ford Health System, Series 1999A:
5.70% 2011                                                                                2,985         3,058
5.80% 2012                                                                                1,075         1,100
Hospital Rev. and Ref. Bonds:
Daughters of Charity, National Health System,                                             1,375         1,409
5.50% 2005 (Escrowed to Maturity)
The Detroit Medical Center Obligated Group:
Series 1993A:
6.375% 2009                                                                               2,000         1,890
6.25% 2013                                                                                4,250         3,785
6.50% 2018                                                                                7,000         6,196
Series 1993B, AMBAC Insured, 5.00% 2006                                                   1,365         1,382
Genesys Health system Obligated Group, Series 1995A:
7.10% 2002 (Escrowed to Maturity)                                                           285           300
7.20% 2003 (Escrowed to Maturity)                                                         1,000         1,080
8.00% 2005 (Escrowed to Maturity)                                                         8,880        10,293
8.10% 2013 (Preref. 2005)                                                                 5,000         5,898
8.125% 2021 (Preref. 2005)                                                                4,500         5,313
7.50% 2027 (Preref. 2005)                                                                 4,520         5,135
Hackley Hospital Obligated Group, Series 1998A:
4.85% 2006                                                                                1,105         1,055
5.00% 2008                                                                                1,215         1,151
5.30% 2013                                                                                3,650         3,350
Henry Ford Health System, Series 1995A, 5.25% 2025                                        4,845         4,315
McLaren Obligated Group, Series 1993A, 5.375% 2013                                        2,985         2,844
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                                               1,000           940
6.00% 2014                                                                                5,905         5,246
6.00% 2024                                                                                4,775         3,990
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                                2,000         1,896
6.625% 2016                                                                               3,190         2,913
Variable Rate Rev. Bonds (Ascension Health
Credit Group):
Series 1999B-3, 5.30% 2033 (Put 2006)                                                     2,000         2,000
Series 1999B-4, 5.375% 2033 (Put 2007)                                                    3,000         2,998
Housing Dev. Auth., Rental Housing Rev. Bonds:
1992 Series A, AMBAC Insured, 6.40% 2005                                                  2,350         2,450
1994 Series A, 6.20% 2003                                                                 1,600         1,641
City of Detroit:
G.O. Ref. Bonds (Unlimited Tax), Series 1995-B:
6.75% 2003                                                                                2,000         2,095
7.00% 2004                                                                                2,500         2,675
6.25% 2008                                                                                1,730         1,824
6.25% 2009                                                                                1,195         1,257
6.25% 2010                                                                                1,250         1,311
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area                                       2,900         3,193
No. 1 Projects), Series 1996C, 6.20%
2017 (Preref. 2006)
School Dist. of the City of Detroit, Wayne County,                                        1,955         1,896
School Building and Site Improvement Ref. Bonds,
Series 1998C, FGIC Insured, 5.25% 2025
City of Royal Oak, Hospital Fncg. Auth., Hospital Rev.                                    3,000         2,808
Ref. Bonds (William Beaumont Hospital), Series 1993 G,
 5.25% 2019
Charter County of Wayne, Special Airport Facs. Rev.                                       3,975         3,980
Ref. Bonds (Northwest Airlines, Inc.), Series
1995, 6.75% 2015

Minnesota  -  0.46%
Housing Fin. Agcy.:
Multi-Family Housing Dev. Bonds, 1991 Series A,                                           2,535         2,604
6.85% 2007
Single Family Mortgage Bonds, 1994                                                        1,765         1,792
Series E, 5.60% 2013
City of Minneapolis, G.O. Various Purpose Bonds,                                          4,000         4,036
Series 2000, 5.00% 2001

Mississippi  -  0.18%
Perry County, Pollution Control Ref. Rev. Bonds (Leaf                                     3,500         3,256
River Forest Products, Inc. Project), Series
1999, 5.20% 2012

Nebraska  -  0.12%
City of Kearney, Industrial Dev. Rev. Bonds (The Great                                    2,750         2,157
Platte River Road Memorial Foundation Project),
Series 1998, 6.75% 2028

Nevada  -  1.90%
Housing Division, Single Family Mortgage Bonds,                                             800           759
1999 Series A-1, 4.75% 2012
Clark County, Special Improvement Dist. No. 121
(Southern Highlands Area), Local Improvement
Bonds, Series 1999:
7.00% 2009                                                                                2,500         2,559
7.50% 2019                                                                               14,000        14,334
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                                        7,000         5,749
1998 Series A, 5.375% 2026
Local Improvement Dist. No. T-4C (Green Valley
 Properties), Limited Obligation Ref. Bonds,
1999 Series A:
5.65% 2009                                                                                1,495         1,474
5.75% 2013                                                                                3,990         3,763
5.90% 2018                                                                                2,990         2,786
Local Improvement Dist. No. T-10 (Seven Hills)                                            1,420         1,468
Limited Obligation Improvement Bonds, 7.50% 2015
City of Las Vegas, Special Improvement Bonds,                                             1,975         2,043
(Summerlin Area), Local Improvement Bonds, 7.10% 2016

New Jersey  -  2.48%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
Improvement Dist. Project (City of Elizabeth),
Series 1998A:
6.375% 2018                                                                               1,000           994
6.375% 2031                                                                              17,405        17,049
First Mortgage Rev. Fixed Rate Bonds:
Fellowship Village Project:
Series 1998A:
4.95% 2005                                                                                1,230         1,179
5.50% 2018                                                                                2,295         1,898
5.50% 2025                                                                                1,500         1,187
Series 1995, 9.25% 2025 (Preref. 2005)                                                    7,000         8,375
Winchester Gardens at Ward Homestead Project,
Series 1996A:
8.50% 2016                                                                                4,000         4,227
8.625% 2025                                                                               3,500         3,712
Housing and Mortgage Fin. Agcy., Section 8 Bonds,
1991 Series A:
6.80% 2005                                                                                2,570         2,657
6.85% 2006                                                                                2,500         2,586
Gloucester County Improvement Auth., Solid Waste                                          1,585         1,650
Resource Recovery Rev. Ref. Bonds (Waste
Management, Inc. Project), Series 1999A, 6.85% 2029
(Put 2009)

New Mexico  -  0.02%
Mortgage Fin. Auth., Single Family Mortgage Purchase                                        335           339
Ref. Senior Bonds, 1992 Series A-1, 6.85% 2010

New York  -  6.41%
Dormitory Auth.:
Center for Nursing/Rehabilitation, Inc. Rev. Bonds,                                       2,100         2,105
5.45% 2017
City University System Consolidated Third General                                         2,000         2,086
Resolution Rev. Bonds, 1998 Series 2, AMBAC Insured,
 5.50% 2008
Edgar Health Care Center (Nursing Home) Rev. Bonds,                                       2,375         2,309
FHA Insured, 4.90% 2013
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997A, 6.00% 2007                                                                  1,750         1,878
Series 1997B:
6.00% 2007                                                                                2,500         2,682
5.60% 2008                                                                                1,300         1,366
Series 1998B:
5.375% 2009                                                                               1,270         1,308
5.00% 2010                                                                                1,495         1,496
5.00% 2010                                                                                1,530         1,531
Series 1998C, 5.00% 2010                                                                  1,760         1,761
Series 1998D, MBIA Insured, 5.00% 2017                                                    2,815         2,708
Montefiore Medical Center, FHA-Insured Mortgage                                           3,300         3,189
Hospital Rev. Bonds, Series 1999, AMBAC Insured,
5.25% 2019
Secured Hospital:
Rev. Bonds (Interfaith Medical Center), Series                                            2,000         2,049
1998D, 5.25% 2007
Rev. Ref. Bonds, Brookdale Hospital, Series                                               2,500         2,532
1998J, 5.125% 2009
State University Educational Facs.:
Rev. Bonds:
Series 1997, 6.00% 2007                                                                   3,000         3,225
Series 1998A, MBIA Insured, 5.00% 2015                                                    4,000         3,900
Series 1998B, 5.00% 2018                                                                  2,500         2,345
Rev. Ref. Bonds:
Series 1990A, 7.50% 2013                                                                  3,500         4,273
Series 1990B, 7.50% 2011                                                                  1,720         2,015
Environmental Fac. Corp., State Water Pollution                                             230           239
Control Revolving Fund Rev. Bonds (New York City
Municipal Water Fin. Auth. Project), Series 1991
E, 6.875% 2010
Housing Fin.Agcy.:
Health Facs. Rev. Bonds (New York City), 1996                                             3,000         3,171
Series A Ref., 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds,                                              1,750         1,778
Series 1997C, 5.20% 2010
Local Government Assistance Corp.:
Series 1991 C, Capital Appreciation Bonds, 0.00% 2005                                     5,000         4,060
Series 1991 D:
7.00% 2011 (Preref. 2002)                                                                 2,000         2,121
6.75% 2021 (Preref. 2002)                                                                 1,350         1,427
Series 1992 C, 5.50% 2022                                                                 1,000           983
State Medical Care Facs. Fin. Agcy.:
Hospital Insured Mortgage Rev. Bonds, 1994
Series A Ref., FHA Insured:
5.10% 2010                                                                                2,580         2,595
5.25% 2014                                                                                5,000         4,997
Mental Health Services Facs. Improvement Rev. Bonds,                                      1,000           928
1993 Series D, 5.25% 2023
St. Luke's-Roosevelt Hospital Center, FHA-Insured                                        12,550        12,890
Mortgage Rev. Bonds, 1993 Series A, 5.60% 2013
Mortgage Agcy., Homeowner Mortgage Rev. Bonds,                                            7,500         7,160
Series 80, 5.10% 2017
Urban Dev. Corp., Correctional Capital Facs.
Rev. Bonds:
Ref. Series 1993 A, 5.30% 2005                                                            2,800         2,863
Series 7, 5.25% 2009                                                                      1,375         1,408
Castle Rest Residential Health Care Fac., FHA Insured                                     1,700         1,728
Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
City of New York, G.O. Bonds:
Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                                             470           496
Fiscal 1992 Series H, 6.875% 2002                                                           155           160
Fiscal 1995 Series F:
6.60% 2010 (Preref. 2005)                                                                 2,000         2,194
6.625% 2025 (Preref. 2005)                                                                1,500         1,647
Fiscal 1996 Series E, 6.50% 2006                                                          3,000         3,262
Fiscal 1999 Series H, 5.00% 2029                                                          3,000         2,696
Transitional Fin. Auth., Future Tax Secured Bonds:
Fiscal 1998 Series A, 5.00% 2027                                                          1,500         1,373
Fiscal 1998 Series C, 5.00% 2018                                                          2,000         1,908
Fiscal 1999 Series B, 4.75% 2023                                                          5,725         5,080
City of New York, Health and Hospital Corporation,                                        4,950         4,626
Health System Bonds, 1999 Series A, AMBAC
Insured, 5.00% 2020
Triborough Bridge and Tunnel Auth., General Purpose                                       1,000         1,095
 and Rev. Bonds, Series Y, 6.00% 2012

North Carolina  -  3.13%
Eastern Municipal Power Agcy., Power System Rev.
Bonds: Ref. Series 1993B:
6.00% 2006                                                                                3,120         3,229
7.25% 2007                                                                                5,425         5,971
7.00% 2008                                                                               10,720        11,753
6.125% 2009                                                                               4,000         4,176
6.00% 2022                                                                                2,000         1,941
6.00% 2026                                                                                1,990         1,917
MBIA Insured, 6.00% 2026                                                                  2,500         2,678
Series 1993 C, 5.00% 2021                                                                 2,300         1,941
Ref. Series 1999B:
5.55% 2014                                                                                1,800         1,736
5.60% 2015                                                                                7,000         6,731
5.65% 2016                                                                                2,000         1,918
5.70% 2017                                                                                4,775         4,573
Series 1999D, 6.75% 2026                                                                  3,500         3,621
Municipal Power Agcy. Number One (Catawba Electric                                        3,935         4,245
Rev. Bonds), Series 1999A, MBIA Insured, 6.0% 2008
County of Catawba, Hospital Ref. Rev. Bonds (Catawba                                      1,000           976
Memorial Hospital Project), Series 1999,
AMBAC Insured, 4.60% 2010

Ohio  -  0.53%
County of Franklin, Hospital Facs. Rev. Ref. and                                            750           767
Improvement Bonds (Doctors Hospital Project),
5.60% 2006
County of Knox, Hospital Facs. Ref. Rev. Bonds,                                           2,175         2,117
Series 1998 (Knox Community Hospital), Asset Guaranty
Insured, 4.60% 2007
County of Lorain, Health Care Facs. Rev. Ref. Bonds                                       2,000         1,601
 (Kendal at Oberlin), Series 1998A, 5.25% 2021
County of Montgomery, Hospital Facs. Rev. Bonds
(Kettering Medical Center Network Obligated Group),
Series 1999:
6.75% 2018                                                                                1,000         1,009
6.75% 2022                                                                                1,000           988
County of Richland, Hospital Fac. Rev. Improvement
Bonds, Series 2000B (MedCentral Health System
Obligated Group):
6.375% 2022                                                                               1,250         1,250
6.375%  2030                                                                              2,000         1,964

Oklahoma  -  0.58%
Health System Rev. Bonds, Baptist Medicine Center of                                      2,500         2,708
Oklahoma, Series 1995 C, AMBAC Insured, 6.375% 2009
Industrial Auth., Health System Rev. Ref. Bonds                                           2,500         2,700
(Obligated Group consisting of
INTEGRIS Baptist Medical
Center, Inc., INTEGRIS South Oklahoma, City Hospital
Corp. and INTEGRIS Rural Health, Inc.),
AMBAC Insured, 6.00% 2009
Industries Auth., Health Facs. Rev. Ref. Bonds                                            2,505         2,423
(Sisters of Mercy Health System, St. Louis, Inc.),
Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds,                                     3,000         2,849
St. John Medical Center Project, Series 1996,
5.375% 2017

Oregon  -  0.88%
City of Klamath Falls, Electric Rev. Bonds (Klamath
Cogeneration Project), Series 1999:
5.75% 2013                                                                                7,000         6,442
5.875% 2016                                                                               3,500         3,176
6.00% 2025                                                                                7,250         6,477

Pennsylvania  -  7.80%
Convention Center Auth., Ref. Rev. Bonds, 1994                                           10,000        10,255
Series A, 6.25% 2004
Higher Educational Facs. Auth.:
Rev. Bonds (Thomas Jefferson University), 1992
Series A, MBIA Insured:
6.625% 2009                                                                                 375           396
6.625% 2009 (Preref. 2002)                                                                  875           927
State System of Higher Education Rev. Bonds,                                              3,130         2,964
Series P, AMBAC Insured, 5.00% 2019
UPMC Health System Rev. Bonds, Series 1999A, FSA                                          2,000         2,009
Insured, 5.00% 2009
Housing Fin. Agcy., Rev. Bonds, Rental Housing
Ref. Bonds, FNMA Insured:
Issue 1992, 6.50% 2023                                                                    2,000         2,074
Issue 1993, 5.80% 2018                                                                    4,000         4,003
Housing Fin. Auth., Single Family Mortgage Rev.                                           1,000         1,035
Bonds, Series 1992-33, 6.85% 2009
Allegheny County, Hospital Dev. Auth. Rev. Bonds:
Catholic Health Systems, AMBAC Insured:
Series 1998A, 5.50% 2008                                                                  1,000         1,045
Series A, 5.00% 2010                                                                      2,705         2,719
Allegheny County, Cert. of Part. (ACJCT Fac.                                              2,150         2,015
Holdings L.P.), AMBAC Insured, 5.00% 2019
UPMC Health System Rev. Ref. Bonds, Series 1999B,                                         5,160         5,315
AMBAC Insured, 5.25% 2008
Blair County Hospital Auth., Hospital Rev. Bonds                                          3,415         3,503
(Altoona Hospital Project), 1998 Series A,
AMBAC Insured, 5.25% 2009
Chester County Health and Education Facs. Auth.,                                          7,500         6,633
Health System Rev. Bonds (Jefferson Health System),
Series 1997B,  5.375% 2027
Delaware County, Auth. Rev. Bonds, Catholic Health
Systems, Series A, AMBAC Insured:
5.00% 2010                                                                                2,465         2,478
5.25% 2011                                                                                4,115         4,185
Lehigh County, General Purpose Auth. Rev. Bonds                                           1,500         1,521
(KidsPeace Obligated Group), 5.70% 2009
Montgomery County Industrial Dev. Auth., Retirement                                       9,000         7,489
Community Rev. Bonds (Acts Retirement-Likfe
Communities, Inc. Obligated Group), Series 1998,
5.25% 2028
City of Philadelphia, G.O. Ref. Bonds, Series 1998,                                       3,300         2,951
FGIC Insured, 4.75% 2020
Hospitals and Higher Education Facs. Auth. of
Philadelphia:
Hospital Rev. Bonds (The Children's Hospital of
Philadelphia Project):
Series A of 1992:
6.50% 2009 (Pre2002)                                                                      4,500         4,721
6.50% 2021 (Pre2002)                                                                      3,000         3,147
Series A of 1993, 5.375% 2014                                                             1,505         1,448
Frankford Hospital, Series A (Escrowed to Maturity):
6.00% 2014                                                                                3,705         3,832
6.00% 2023                                                                                4,000         4,068
Jefferson Health System Rev. Bonds, Series 1997A:
5.50% 2006                                                                                2,285         2,321
5.50% 2007                                                                                1,995         2,020
5.50% 2008                                                                                2,000         2,020
5.00% 2009                                                                                1,000           963
5.00% 2010                                                                                1,000           955
5.00% 2018                                                                                1,475         1,280
Temple University Hospital Rev. Bonds:
Series of 1983, 6.625% 2023                                                              15,385        14,238
Series of 1993 A, 6.50% 2008                                                             15,500        15,295
Series of 1997, 5.70% 2009                                                                1,000           935
Philadelphia Auth. for Industrial Dev., Rev. Bonds                                        2,815         2,616
(Cathedral Village Project), Series of
1998, 5.50% 2010
Public Auditorium Auth. of Pittsburgh and Allegheny                                       2,000         2,044
County, Regional Asset Dist. Sales Tax Rev. Bonds,
Series of 1999, AMBAC Insured, 5.00% 2008
City of Pottsville Hospital Auth., Hospital Rev. Bonds                                    8,500         9,411
(The Pottsville Hospital and  Warne Clinic), Series
of 1994, 7.25% 2024 (Preref. 2004)
Scranton-Lackawanna Health and Welfare Auth., City of
Scranton, Lackawanna County, Hospital Rev.
Bonds (Moses Taylor Hospital Project), Series 1997:
6.05% 2010                                                                                1,000           930
6.15% 2012                                                                                2,245         2,057
6.15% 2014                                                                                3,000         2,694
6.20% 2017                                                                                3,000         2,625

Rhode Island  -  0.52%
Depositors Econ. Protection Corp., Special Obligation
Bonds, 1993 Series A:
5.75% 2021                                                                                2,715         2,800
5.75% 2021 (Escrowed to Maturity)                                                         1,210         1,248
MBIA  Insured, 5.75% 2012                                                                 4,850         5,225
Housing and Mortgage Fin. Corp., Homeownership                                              295           301
Opportunity Bonds, Series 3-A, 7.80% 2010

South Carolina  -  1.31%
Florence County, Hospital Rev. Bonds, McLeod Regional                                     2,785         2,861
Medical Center Project, MBIA Insured,
Series 1998A, 5.25% 2010
Lexington County Health Services Dist. Inc., Hospital
Rev. Ref. and Improvement Bonds, Series 1997,
 FSA Insured:
5.50% 2007                                                                                2,000         2,096
5.00% 2009                                                                                1,000         1,014
5.125% 2021                                                                               2,000         1,868
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
1999A Ref. Series, 5.25% 2015                                                            12,420        11,006
1991 Ref. Series,  FGIC Insured, 6.25% 2021                                               4,640         5,102

South Dakota  -  0.83%
Building Auth., Rev. Capital Appreciation Bonds,                                          3,780         1,767
Series 1996A, AMBAC Insured, 0.00% 2014
Health and Educational Facs. Auth., Rev. Ref. Bonds,
Series 1999 (Rapid City Regional Hospital Issue),
MBIA Insured:
5.00% 2007                                                                                2,045         2,076
5.00% 2009                                                                                4,010         4,048
5.00% 2010                                                                                4,175         4,201
Housing Dev. Auth., Homeownership Mortgage Bonds,                                         3,000         3,071
1995 Series A, 5.80% 2014

Tennessee  -  1.44%
Health and Educational Facs. Board of the Metropolitan                                    6,600         7,763
Government of Nashville and Davidson County
(Blakeford Project), 9.25% 2024 (Preref. 2004)
Memphis-Shelby County Airport Auth., Special Facs.                                       17,850        18,619
Rev. Bonds, Ref. Series 1992 (Federal Express
Corp.), 6.75% 2012

Texas  -  4.64%
Bell County Health Facs. Dev. Corp., Retirement Fac.
Rev. Bonds (Buckner Retirement Services, Inc.
Obligated Group Project), Series 1998:
5.25% 2009                                                                                1,620         1,579
5.00% 2010                                                                                1,705         1,602
5.25% 2028                                                                                9,400         7,780
Brazos River Auth., Rev. Ref. Bonds (Houston                                              8,360         7,828
Industries Incorporated Project), MBIA
Insured, 4.90% 2015
Industrial Dev. Corp.of Port of Corpus Christi, Rev.                                      5,000         4,386
 Ref. Bonds (Valero Refining and Marketing Co.
Project), 5.40% 2018
Cypress-Fairbanks Independent School Dist. (Harris                                        6,675         3,471
County), Unlimited Tax Ref. Bonds, Capital
 Appreciation Bonds,  0.00% 2013
El Paso Independent School Dist. (El Paso County),                                        3,420         3,104
Unlimited Tax Ref. Bonds, Series 1999, 4.75% 2018
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Bonds (Memorial Hermann Hospital System                                     1,890         1,940
Project), Series 1998, FSA Insured, 5.25% 2008
Rev. Bonds (CHRISTUS Health), Series 1999A, MBIA                                          3,380         3,493
Insured, 5.50% 2010
SCH Health Care System Rev. Bonds (Sisters of Charity                                     1,500         1,637
of the Incarnate Word, Houston), Series 1997B,
 6.25% 2027
Harris County, Toll Road Unlimited Tax and Subordinate                                    5,500         5,307
Lien Rev. Ref. Bonds, Series 1997, 5.125% 2017
Hidalgo County Health Services Corp., Hospital Rev.
Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                                1,000         1,018
6.75% 2016                                                                                1,740         1,657
City of Houston:
Public Improvement Ref. Bonds, Series                                                     2,500         2,388
1997A, 5.00% 2017
Airport System Subordinate Lien Rev. Bonds, Series                                        5,000         4,540
1998C, FGIC Insured,  5.00% 2028
Water and Sewer System Junior Lien Rev. Ref. Bonds,                                       3,000         1,013
Series 1998A, FSA Insured, 0.00% 2019
North Central Health Facs. Dev. Corp., Hospital Rev.                                      5,000         4,608
and Ref. Bonds (Baylor Health Care System Project),
Series 1998, MBIA Insured, 5.00% 2019
Northeast Medical Clinic, Hospital Auth., County of                                       1,000         1,107
Humble, Rev. Bonds, FSA Insured, 6.25% 2012
Richardson Independent School Dist. (Dallas County),                                      2,500         2,340
Unlimited Tax School Building Bonds, Series 1998B,
5.00% 2021
City of San Antonio, Electric and Gas Systems Rev.                                        6,205         5,316
Ref. Bonds, New Series 1998A, 4.50% 2021
Tarrant County Health Facs., Dev. Corporation
Texas Health Resources System Rev. Bonds, Series
1997A, MBIA Insured:
5.50% 2007                                                                                4,000         4,064
5.75% 2015                                                                                3,000         3,025
Tomball Hospital Auth., Rev. Ref. Bonds, Series                                           5,250         4,697
1993, 6.125% 2023
Water Dev. Board, State Revolving Fund, Senior Lien                                       7,500         7,225
Rev. Bonds, Series 1997B, 5.00% 2016

Utah  -  0.44%
Housing Fin. Agcy., Single Family Mortgage Bonds,                                           435           438
1995 Issue E (Federally Insured or Guaranteed
Mortgage Loans), 5.50% 2024
Salt Lake City, Hospital Rev. Bonds, Series 1992                                          8,100         7,613
(IHC Hospitals, Inc.), 5.50% 2021

Vermont  -  0.13%
Educational and Health Buildings Fncg. Agcy. Hospital                                     2,250         2,348
Rev. Bonds (Medical Center Hospital of Vermont
Project), Series 1993, FGIC Insured, 5.75% 2007

Virginia  -  1.97%
Dulles Town Center Community Dev. Auth. (Loudoun                                          2,500         2,403
County), Special Assessment Bonds (Dulles Town Center
Project), Series 1998, 6.25% 2026
Fairfax County:
Econ. Dev. Auth., Retirement Community Rev. Bonds                                        15,500        15,814
(Greenspring Village, Inc. Fac.), Series 1999 A,
7.50% 2029
Industrial Dev. Auth., Hospital Rev. Ref. Bonds
Inova Health Systems Hospital Project), Series 1993 A:
4.80% 2005                                                                                1,850         1,863
5.00% 2011                                                                                1,300         1,304
5.00% 2023                                                                                1,200         1,117
Gateway Community Dev. Auth. (Prince William County),                                     2,130         1,984
Special Assessment Bonds, Series 1999, 6.25% 2026
Industrial Dev. Auth., Hanover County, Hospital Rev                                       1,000         1,126
Bonds (Memorial Regional Medical Center Project at
Hanover Medical Park), Series 1995, MBIA Insured,
6.50% 2009
Heritage Hunt Commercial Community Dev. Auth. (Prince
William County), Special Assessment Bonds:
Series 1999A, 6.85% 2019                                                                  3,715         3,734
Series 1999B, 7.00% 2029                                                                  1,000         1,001
Peninsula Ports Auth. Health System Rev. Ref. Bonds                                       1,000           999
(Riverside Health System Project), Series 1998,
5.00% 2010
Pocahontas Parkway Association, Route 895 Connector                                       5,000         4,746
Toll Road Rev. Bonds, Series 1998A, 5.25% 2008

Virgin Islands  -  0.10%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund                                     1,840         1,843
 Loan Notes), Series 1998 D, 5.50% 2002

Washington  -  3.03%
G.O. Bonds, Series B, 5.50% 2010                                                          2,000         2,110
Health Care Fac. Auth. Rev. Bonds (Swedish Health                                         2,000         1,855
Services), Series 1998, AMBAC Insured, 5.125% 2022
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1997B,                                      5,000         4,884
5.13% 2014
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1993B, FSA Insured, 5.65% 2008                                                     3,030         3,203
Series 1994A, 6.00% 2007                                                                 19,900        21,306
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B,                                     5,250         6,219
7.125% 2016
Central Puget Sound Regional Transit Auth., Sales Tax                                     5,500         5,362
and Motor Vehicle Excise Tax Bonds, Series
1999, FGIC Insured, 5.25% 2021
Public Utility Dist. No. 1 of Chelan County, Columbia                                    11,345         3,948
River-Rock Island Hydro- Electric System Rev.
Ref. Capital Appreciation Bonds, Series 1997A, MBIA
Insured, 0.00% 2019
King County, Limited Tax G.O. Ref. Bonds, Series                                          3,680         3,402
1998B, 4.75% 2016
City of Seattle, Municipal Light and Power Rev.                                           3,410         3,247
Ref. Bonds, 1998 Series A, 5.00% 2016

Wisconsin  -  1.68%
Health and Educational Facs. Auth., Rev. Bonds:
Series 1997 (Aurora Health Care, Inc.), MBIA                                              2,500         2,323
Insured, 5.25% 2027
Children's Hospital Project, Series 1993, FGIC                                            2,000         2,083
Insured, 5.50% 2006
Children's Hospital of Wisconsin, Inc., Series                                            1,130         1,166
1998, AMBAC Insured, 5.625% 2015
The Monroe Clinic, Inc.:
Series 1998:
4.80% 2010                                                                                1,110         1,002
4.90% 2011                                                                                1,165         1,047
Series 1999, 5.375% 2022                                                                  2,000         1,710
Medical College of Wisconsin, Series 1993, 5.95% 2015                                     3,000         3,065
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                         3,480         3,625
1992 Series A, 6.40% 2003
Pollution Control and Industrial Dev. Rev. Bonds                                          3,000         3,102
(General Motors Corp. Projects), City of Janesville,
Series 1984, 5.55% 2009
City of Nekoosa, Pollution Control Funding Rev. Bonds                                     5,000         4,686
(Nekoosa Papers Inc. Project), Series
1999B, 5.50% 2015
City of Superior, Limited Obligation Ref. Rev. Bonds                                      6,000         7,063
(Midwest Energy Resources Co. Project),
Series E-1991 (Collateralized), FGIC
Insured, 6.90% 2021
                                                                                                  ----------
                                                                                                    1,707,281
                                                                                                  ----------

Tax-Exempt Securities Maturing in One Year or
Less - 5.94%
State of Texas, Angelina and Neches                                                       2,200         2,200
River Auth. Industrial
Dev. Corporation, Solid Waste Disposal Fac. Rev.
Bonds (TEEC Inc. Project), Series 1984B, 4.35% 2014(2)
State of Texas, Brazos River Auth., Variable Rate                                         2,000         2,000
Demand Pollution Control Rev. Ref. Bonds (Monsanto
Company Project), Series 1988, 4.35% 2000(2)
City of Chicago, Chicago-O'Hare International Airport,                                    2,000         2,000
Special Fac. Rev. Bonds (American Airlines, Inc.
Project), Series 1983, 4.30% 2017(2)
State of Tennessee, Public Building Auth. of the City                                     4,000         4,000
of Clarksville, Adjustable Rate Pooled Fncg. Rev.
Bonds, Series 1999, 4.25% 2029(2)
State of Colorado, General Fund Tax and Rev.                                              5,000         5,029
Anticipation Notes, Series 2000A, 5.00% 2001
City of Detroit, Sewage Disposal System Rev. Ref.                                         1,990         1,990
Bonds, Series 1998-A, MBIA Insured, 4.20% 2023(2)
State of Texas, Guadalupe-Blanco River Authority                                          1,200         1,200
(Texas) Pollution Control Rev. Ref. Bonds
(Central Power and
 Light Company Project), Series 1995, 4.35% 2015(2)
State of Texas, Harris County Health Facs. Dev. Corp.,                                    3,000         3,126
SCH Health Care System Rev. Bonds (Sisters of
Charity of the Incarnate Word, Houston),
Series 1991A, 7.10% 2021 (Preref. 2001)
City of Houston, Tax and Rev. Anticipation Notes,                                         2,000         2,012
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series 2000,                                       2,000         2,018
5.375% 2001
State of Illinois, Health Facs. Auth., Rev. Ref.                                            570           573
Bonds (Fairview Obligated General Project),
1995 Series A, 6.25% 2001 (Preref. 2001)
State of Arizona, Maricopa County, Arizona  Pollution
Control Rev. Ref. Bonds (Palo Verde Project):
Series 1994B,  4.30% 2029(2)                                                              2,500         2,500
Series 1994F,  4.30%  2029(2)                                                             1,400         1,400
State of Massachusetts Dev. Fin. Agcy., First Mortgage                                    5,000         5,000
Rev. Variable Rate Bonds (LaSell Village Project),
Series 1998C, 4.25% 2008(2)
State of Massachusetts, Health and Educational Facs.                                      7,000         7,277
Auth. Rev. Bonds, Brigham and Women's Hospital
Issue, Series D, 6.75% 2024 (Preref. 2001)
State of Michigan, Municipal Bond Auth., Rev. Notes,                                      2,700         2,718
Series 2000C-2, 5.00% 2001
State of Missouri, Curators of the University of                                          1,500         1,512
Missouri Capital Projects Notes, Series FY 2000-2001,
5.25% 2001
State of New Mexico 2000-2001 Tax and Rev.                                                5,000         5,030
Anticipation Notes, Series 2000, 5.00% 2001
State of New York, Environmental Fac. Corp., State                                        1,270         1,321
Water Pollution Control Revolving Fund Rev. Bonds
(NYC Municipal Water Fin. Auth. Project), Series
1991E, 6.875% 2010 (Preref. 2001)
New York City Municipal Water Fin. Auth., Water and                                       5,000         5,207
Sewer System Rev. Bonds, Fiscal 1991 Series C,
7.75% 2020 (Preref. 2001)
New York Local Government Assistance Corp., Series                                        6,925         7,190
1991 B, 7.50% 2020 (Preref. 2001)
State of New York, Triborough Bridge and Tunnel Auth.,                                    1,800         1,810
General Purpose Rev. Bonds, Series T,
6.00% 2022 (Preref. 2001)
North Carolina Medical Care Commission Variable Rate                                      4,300         4,300
Hospital Rev. Bonds (Pooled Fncg. Project),
 Series 1996A, 4.35% 2016(2)
State of Texas, Northside Independent School Dist.                                        3,500         3,531
(Bexar, Medina and Bandera Counties), Unlimited Tax
School Building Bonds, Series 1991, 6.375%
2008 (Preref. 2001)
State of Idaho, Power County, Idaho, Pollution                                            1,200         1,200
Control Rev. Bonds (FMR Corp. Project), 4.35% 2010(2)
State of South Carolina, Econ. Dev. Auth.                                                 3,650         3,650
Hospital Rev.
Bonds (Baptist Healthcare System of South Carolina,
Inc.), Series 1995, 4.30% 2017(2)
State of Texas, Tax and Rev. Anticipation Notes,                                         19,000        19,185
Series 2000, 5.25% 2001
State of Wyoming, Uinta County, Pollution Control                                         1,100         1,100
Ref. Rev. Bonds (Chevron U.S.A. Inc. Project),
Series 1993, 4.30% 2020(2)
State of Virginia, The Hospital Auth. of the City of                                      1,200         1,200
Petersburg, Variable Rate Hospital Fac. Bonds
(Southside Regional Medical Center),
 Series 1997, 4.35% 2017(2)
State of Washington, Public Power Supply System,                                          2,500         2,601
Nuclear Project No. 1 Ref. Rev. Bonds,
Series 1991A, 6.875% 2017
State of Wyoming, General Fund Tax and Rev.                                               5,000         5,028
Anticipation Notes, Series 2000A, 5.00% 2001

                                                                                                  ----------
                                                                                                      108,908
                                                                                                  ----------

TOTAL TAX-EXEMPT SECURITIES (cost: $1,783,672,000)                                                  1,816,189

Excess of cash and receivables over payables                                                           17,829
                                                                                                  ----------
NET ASSETS                                                                                          1,834,018
                                                                                                  ----------

(1)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

(2)Coupon rate may change periodically.




Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue





The Tax-Exempt Bond Fund of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                                      (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $1,783,672)                                                                      $1,816,189
Cash                                                                                             13
Receivables for --
 Sales of investments                                                        $1,751
 Sales of fund's shares                                                       4,128
 Accrued interest                                                            25,292
 Other                                                                            4          31,175
                                                                                          1,847,377
Liabilities:
Payables for --
 Purchases of investments                                                     6,663
 Repurchases of fund's shares                                                 1,945
 Dividends on fund's shares                                                   3,139
 Management services                                                            545
 Other expenses                                                               1,067          13,359
Net Assets at August 31, 2000 --
 Total authorized capital stock -- 200,000,000 shares                                    $1,834,018

Class A shares, $.001 par value
 Net assets                                                                              $1,830,682
 Shares outstanding                                                                     155,068,050
 Net asset value per share                                                                   $11.81
Class B shares, $.001 par value
 Net assets                                                                                  $3,336
 Shares outstanding                                                                         282,580
 Net asset value per share                                                                   $11.81




STATEMENT OF OPERATIONS
for the year ended August 31, 2000                                           (dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                        $107,351

 Expenses:
  Management services fee                                                    $6,502
  Distribution expenses - Class A                                             4,549
  Distribution expenses - Class B                                                 7
  Transfer agent fee - Class A                                                  530
  Transfer agent fee - Class B                                                  -
  Reports to shareholders                                                       126
  Registration statement and prospectus                                         219
  Postage, stationery and supplies                                              176
  Directors' fees                                                                27
  Auditing and legal fees                                                        26
  Custodian fee                                                                  33
  Taxes other than federal income tax                                            30          12,225
 Net investment income                                                                       95,126

Realized Loss and Unrealized
 Appreciation on Investments:
 Net realized loss                                                                           (2,279)
 Net change in unrealized appreciation on
  investments                                                                                (1,685)
  Net realized loss and change in unrealized
  appreciation on investments                                                                (3,964)

Net Increase in Net Assets Resulting from
 Operations                                                                                 $91,162


STATEMENT OF CHANGES IN NET ASSETS                                            (dollars in thousands)

                                                                               Year           ended
                                                                             August             31,
                                                                               2000            1999
Operations:
 Net investment income                                                      $95,126         $90,571
 Net realized (loss) gain on investments                                     (2,279)         12,422
 Net change in unrealized appreciation
  on investments                                                             (1,685)       (101,754)
  Net increase in net assets
   resulting from operations                                                 91,162           1,239

Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income:
  Class A                                                                   (94,620)        (90,695)
  Class B                                                                       (32)            -
 Distributions from net realized gain
  on investments:
  Class A                                                                    (6,722)        (27,512)
  Class B                                                                       -               -
  Total dividends and distributions                                        (101,374)       (118,207)

Capital Share Transactions:
 Proceeds from shares sold                                                  353,333         477,680
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                                64,719          80,021
 Cost of shares repurchased                                                (490,988)       (318,929)
  Net (decrease) increase in net assets
   resulting from capital share transactions                                (72,936)        238,772
Total (Decrease) Increase in Net Assets                                     (83,148)        121,804

Net Assets:
Beginning of year                                                         1,917,166       1,795,362
End of year(including
 undistributed net investment
 income: $36 and $121 respectively)                                      $1,834,018      $1,917,166



See Notes to Financial Statements






THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the share classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $32,517,000; $62,755,000 related to appreciated securities and $30,238,000 related to depreciated securities. During the year ended August 31, 2000 the fund realized, on a tax basis, a net capital loss of $2,709,000 on securities transactions, of which the fund has deferred, for tax purposes, to fiscal year ending August 31, 2001, the recognition of capital losses totaling $917,000 which were realized during the period November 1, 1999 through August 31, 2000. The fund had available at August 31, 2000 a net capital loss carryforward totaling $1,792,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities for book and federal income tax purposes was $1,783,672,000 at August 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $6,502,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                                     Net Asset Level
Rate                       In Excess of               Up to
0.30%                      $0                         $0.06 billion
0.21                        0.06 billion               1 billion
0.18                        1 billion                  3 billion
0.16                        3 billion




                              Monthly Gross Investment Income
Rate                       In Excess of               Up to
3.00%                      $0                         $3,333,333
2.50                        3,333,333                  8,333,333
2.25                        8,333,333




DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plans of Distribution for Class A were limited to $4,549,000 on Class A shares. Had no limitation been in effect, the fund would have paid $4,823,000 in distribution expenses for Class A shares under the plan. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B shares were $7,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $905,000 and $3,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $502,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - A fee of $530,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors, were $100,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.



4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $492,349,000 and $590,025,000 respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended August 31, 2000, the custodian fee of $33,000 includes $13,000 that was paid by these credits rather than in cash.
The fund reclassified $847,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 2000 as a result of permanent differences between book and tax.

As of August 31, 2000, net assets consisted of the following:

                                                         (dollars in thousands)
Capital paid in on shares of capital stock                     $ 1,803,822
Undistributed net investment income                                     36
Accumulated net realized loss                                       (2,357)
Net unrealized appreciation                                         32,517
                                                               ------------
Net Assets                                                     $ 1,834,018
                                                               ------------

[end chart]

Capital share transactions in the fund were as follows:

Capital share transactions table:
                                                       Year Ended                       Year Ended
                                                     August 31, 2000                  August 31, 1999
                                               Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                           $  349,973       30,217,094      $  477,680       38,674,257
  Reinvestment of dividends                          64,695        5,585,672          80,021        6,494,510
          and distributions
  Repurchased                                      (490,875)     (42,438,287)       (318,929)     (25,928,672)
   Net (decrease) increase in                       (76,207)      (6,635,521)        238,772       19,240,095
          Class A
Class B Shares: *
  Sold                                                3,360          290,305               -                -
  Reinvestment of dividends                              24            2,086               -                -
          and distributions
  Repurchased                                          (113)          (9,811)              -                -
   Net increase in Class B                            3,271          282,580               -                -
Total net (decrease) increase
 in fund                                         $  (72,936)      (6,352,941)     $  238,772       19,240,095

* Class B shares not offered before March 15, 2000.







PER-SHARE DATA AND RATIOS (1)
                                                                                                 Net
                                         Net asset                                     gains/(losses)
                                             value,         Net                         on securities
                                          beginning   investment                       (both realized
Year ended                                  of year       income                      and unrealized)
Class A:
2000                                          $11.86        $.60              (2)               $(.01)(2)
1999                                           12.60          .59                                (.55)
1998                                           12.27          .62                                  .37
1997                                           11.86          .64                                  .45
1996                                           11.94          .64                                  .01
Class B:
2000                                           11.50          .21             (2)                  .34(2)



                                                       Dividends
                                        Total from    (from net     Distributions
                                         investment   investment    (from capital               Total
Year ended                               operations      income)           gains)       distributions
Class A:
2000                                           $.59        $(.60)           $(.04)              $(.64)
1999                                           0.04         (.59)            (.19)               (.78)
1998                                           0.99         (.62)            (.04)               (.66)
1997                                           1.09         (.64)            (.04)               (.68)
1996                                           0.65         (.64)            (.09)               (.73)
Class B:
2000                                           0.55         (.24)               -                (.24)


                                                                                            Ratio of
                                         Net asset                    Net assets,            expenses
                                         value, end       Total       end of year          to average
Year ended                                  of year       return    (in millions)          net assets
Class A:
2000                                          $11.81        5.27%          $1,831                 .67%
1999                                           11.86         0.22            1,917                 .65
1998                                           12.60         8.26            1,795                 .66
1997                                           12.27         9.39            1,593                 .68
1996                                           11.86         5.51            1,476                 .68
Class B:
2000                                           11.81         4.88                3                1.39(3)


                                          Ratio of
                                         net income                     Portfolio
                                         to average                      turnover
Year ended                               net assets                          rate
Class A:
2000                                           5.22%                        28.64%                (4)
1999                                            4.78                         14.56
1998                                            4.98                         23.19
1997                                            5.27                         14.39
1996                                            5.35                         26.89
Class B:
2000                                            4.29         (3)             28.64                (4)


(1) The years 1996 through 2000 represent, for Class A shares, fiscal years ended August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for such periods are based based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.









Report of Independent Accountant

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc.(the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 29, 2000










August 31, 2000


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2000, the fund paid a long-term capital gain distribution of $6,722,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income for Class A and Class B qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.







[The American Funds Group(r)]

THE TAX-EXEMPT BOND FUND OF AMERICA
BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former United
States Ambassador to Spain; former Vice
Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

NEIL L. LANGBERG
Los Angeles, California
President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)


OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

DON R. CONLAN, a Director since 1996,
has retired from the Board. The Directors thank him for his many contributions to the fund.


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Printed on recycled paper
Litho in USA KBD/INS/4814
Lit. No. TEBF-011-1000